UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 25, 2017
OLD PSG WIND-DOWN LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.
On August 25, 2017, Old PSG Wind-down Ltd. (formerly known as Performance Sports Group Ltd.) (the “Company”) issued a press release announcing that it has filed a revised joint liquidation Chapter 11 plan (the “Plan”) and disclosure statement (the “Disclosure Statement”) for the Company and its affiliated debtors (the “Debtors”) in the jointly administered Chapter 11 cases pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The Plan revises the joint liquidation plan filed with the Bankruptcy Court on August 9, 2017 and is based on a global settlement that, among other things, is intended to provide for full payment to the Debtors’ creditors on allowed claims and the potential distribution to the Company’s shareholders of an as yet indeterminate amount.

The Bankruptcy Court hearing to approve the Disclosure Statement and the solicitation process is currently scheduled to be held on October 3, 2017.  Following the aforementioned hearing, the Debtors intend to proceed expeditiously towards the solicitation of votes to accept or reject the Plan, and then, assuming favorable voting results, Plan confirmation by the Bankruptcy Court at a hearing currently scheduled to be held on November 21, 2017 and a companion distribution and approval order from the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”). The Plan and the global settlement will be subject to approval by the Bankruptcy Court and the Canadian Court under the Companies’ Creditors Arrangement Act, which are jointly overseeing the Company’s restructuring proceedings.

The Plan and the Disclosure Statement are available on https://cases.primeclerk.com/PSG and www.ey.com/ca/psg.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 28, 2017
OLD PSG WIND-DOWN LTD.

By:	/s/ Brian J. Fox
	Name:	Brian J. Fox
	Title:	Chief Restructuring Officer